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EXHIBIT 10g -THIRD AMENDMENT TO EMPLOYMENT AGREEMENT

                    THIRD AMENDMENT TO EMPLOYMENT AGREEMENT

     This Third Amendment to the Employment Agreement is effective the 8th day of September, 1999 (the "Third Amendment"), by and between MICROS SYSTEMS, INC., a Maryland corporation, with offices located at 12000 Baltimore Avenue, Beltsville, Maryland 20705 (hereinafter referred to as the "Company"), and A.
L. GIANNOPOULOS, whose address is 6125 Wooded Run Drive, Columbia, Maryland 21044 (hereinafter referred to as the "Executive").

     WHEREAS, the Executive and the Company entered into an Employment Agreement dated June 1, 1995, as amended by the First Amendment dated February 6, 1997, and the Second Amendment dated February 1, 1998 (the agreement as amended hereinafter referred to as the "Agreement"); and

     WHEREAS, the parties hereto would like to amend the Agreement pursuant to this Third Amendment in an effort both: (i) to reflect the rapid growth experienced by the Company, and the current status of the Company and the Executive relative to other similarly positioned entities; (ii) to reward the Executive for achieving financial objectives; and (iii) to solidify the long-term management structure of the Company.

     NOW, THEREFORE, the Company and the Executive, for good and valuable consideration, and pursuant to the terms, conditions, and covenants contained herein, hereby agree as follows:

1. Section 3 of the Agreement, captioned "Term", shall be deleted in its entirety and the following new language inserted in lieu thereof:

          "The term of this Agreement shall commence upon the day and year first above written ("Commencement Date") and shall continue until June 30, 2005, unless sooner terminated, as provided herein."

2. Section 4 of the Agreement, captioned "Salary", is amended by deleting the salary chart therein in its entirety and inserting the following in lieu thereof:

          ----------------------------------------------------------------------
          Period                                             Salary
          ----------------------------------------------------------------------
          Commencement Date through June 30, 1995            $32,170
          ----------------------------------------------------------------------
          July 1, 1995 through June 30, 1996                 $203,000
          ----------------------------------------------------------------------
          July 1, 1996 through June 30, 1997                 $250,000
          ----------------------------------------------------------------------
          July 1, 1997 through June 30, 1998                 $262,500
          ----------------------------------------------------------------------
          July 1, 1998 through June 30, 1999                 $300,000
          ----------------------------------------------------------------------
          July 1, 1999 through June 30, 2000                 $445,500
          ----------------------------------------------------------------------
          July 1, 2000 through June 30, 2001                 $500,500
          ----------------------------------------------------------------------
          July 1, 2001 through June 30, 2002                 $577,500
          ----------------------------------------------------------------------
          July 1, 2002 through June 30, 2003                 $690,000
          ----------------------------------------------------------------------
          July 1, 2003 through June 30, 2004                 $820,000
          ----------------------------------------------------------------------
          July 1, 2004 through June 30, 2005                 $1,000,000
          ----------------------------------------------------------------------


3. Section 5 of the Agreement, captioned "Bonuses", is amended by deleting the bonus chart therein in its entirety and inserting the following in lieu thereof:

          ----------------------------------------------------------------------------
           Fiscal Year Ending                                      Target Bonus
          ----------------------------------------------------------------------------
          June 30, 1995                                            $110,000
          ----------------------------------------------------------------------------
          June 30, 1996                                            $120,000
          ----------------------------------------------------------------------------
          June 30, 1997                                            $150,000
          ----------------------------------------------------------------------------

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
          ----------------------------------------------------------------------------
          June 30, 1998                                            $163,500
          ----------------------------------------------------------------------------
          June 30, 1999                                            $200,000
          ----------------------------------------------------------------------------
          June 30, 2000                                            $250,000
          ----------------------------------------------------------------------------
          June 30, 2001                                            $300,000
          ----------------------------------------------------------------------------
          June 30, 2002                                            $350,000
          ----------------------------------------------------------------------------
          June 30, 2003                                            $400,000
          ----------------------------------------------------------------------------
          June 30, 2004                                            $500,000
          ----------------------------------------------------------------------------
          June 30, 2005                                            $600,000
          ----------------------------------------------------------------------------


4. The first paragraph of Section 16(c)(3) of the Agreement shall be deleted in its entirety and the following new language inserted in lieu thereof:

          "Payment Upon Termination By The Company. If the Company terminates the Executive's employment for any reason other than Good Cause, the Executive shall be entitled to receive from the Company and the Company shall pay to the Executive in one lump sum, within fifteen
          (15) days following the Executive's termination of employment, all of the salary and Target Bonus payments provided for in Sections 4 and 5 of this Agreement for the period beginning on the date of the Executive's termination of employment and ending on June 30, 2005."

5. The first paragraph of Section 16(c)(4) of the Agreement shall be deleted in its entirety and the following new language inserted in lieu thereof:

          "Payment Upon Termination By The Executive. If the Executive terminates his employment with the Company for Good Reason, other than Good Reason described in Section 16(a)(3)a), he shall be entitled to receive from the Company and the Company shall pay to the Executive in one lump sum, within fifteen (15) days following the date of the Executive's termination of employment, all of the salary and Target Bonus payments provided for in Sections 4 and 5 of this Agreement for the period beginning on the date of the Executive's termination and ending on June 30, 2005. If the Executive terminates his employment with the Company for the Good Reason described in
          Section 16(a)(3)a), then and in such event, he shall be entitled to receive from the Company and the Company shall pay to the Executive in one lump sum, within fifteen (15) days following the date of the Executive's termination of employment, an amount equal to the lesser of (i) all of the salary and Target Bonus payments provided for in Sections 4 and 5 of this Agreement for the period beginning on the date of the Executive's termination and ending on June 30, 2005, or
          (ii) all of the salary and Target Bonus payments provided for in Sections 4 and 5 of this Agreement for the period commencing on the date of the Executive's termination and ending on the third anniversary of the date of the Executive's termination."

6. All other provisions of the Agreement shall remain in full force and effect.

          IN WITNESS WHEREOF, the parties have executed this Third Amendment as of the dates indicated below, the effective date of this Third Amendment being the 8th day of September, 1999.

                                 COMPANY:
ATTEST:                          MICROS SYSTEMS, INC.

                                 By:                                    (SEAL)
-------------------                  -----------------------            ------
                                       Louis M. Brown, Jr.
                                       Chairman
[Corporate Seal]

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                                 EXECUTIVE:
WITNESS:

------------------               -------------------------
                                 A. L. GIANNOPOULOS